 EXHIBIT (c)(3)

STRICTLY CONFIDENTIAL

Project Manhattan
Presentation to the Special Committee

January 26, 2005

Disclaimer

The accompanying material was compiled on a confidential basis for use solely by the Special Committee of the Board of Directors of Gold (“Gold” or the “Company”) in evaluating the proposed transaction described herein. This material is not intended to provide the sole basis for evaluating the transaction, does not purport to contain all information that may be required and should not be considered a recommendation with respect to the transaction. This material was prepared for a specific use by specific persons and was not prepared with a view to public disclosure or to conform with any disclosure standards under securities laws or otherwise. Neither the Company nor UBS Securities LLC (“UBS”) nor any of their respective officers, directors, employees, affiliates, advisors, agents or representatives warrants the accuracy of completeness of any of the material set forth herein. Nothing contained in the accompanying material is, or shall be relied upon as, a promise or representation as to the past, the present or the future.

It should be understood that any estimates, valuations and/or projections contained in the accompanying material were prepared or derived from information supplied by the Company and public sources without the assumption by UBS of responsibility for any independent verification thereof. Accordingly, no representation or warranty can be or is made by UBS as to the accuracy or achievability of any such valuations, estimates and/or projections and UBS expressly disclaims any and all liability relating to or resulting from the use of this material. Actual result may vary from such estimates, valuations or projections and such variations may be material. This material must not be copied, reproduced, distributed or passed to others at any time without the prior written consent of UBS.

Table of Contents
SECTION 1	Transaction Overview	1
SECTION 2	Historical and Projected Financials	3
SECTION 3	Financial Analysis	6
APPENDIX A	Supplemental Data	12

SECTION ☐ 1
Transaction Overview

Transaction Overview

Structure

• Acquisition by Diamond of the shares of Gold common stock it does not already own
– Common stock ownership: Diamond (41.9%), Emerald (41.9%), Public (16.2%)
– Diamond and Emerald each own 50% of the Company’s 7.5% Series A cumulative perpetual preferred stock
• $19.25 per share in cash to public holders of Gold common stock
• $419mm of cash to Emerald for 25mm shares of Gold common stock and 50% stake in Gold preferred stock

Value of Offer for Gold

Purchase Price per Share ($)	19.25
Implied Premium (%) [1]	25.5
Basic Shares Outstanding (mm) [2]	59.7
Fully-Diluted Options Outstanding (mm) [3]	63.4
Implied Offer for Equity ($mm) [4]	1,220.0
Plus: Debt Assumed ($mm) [5]	62.6
Plus: Minority Interest ($mm) [5]	—
Plus: Preferred Stock [6]	91.2
Less: Cash ($mm) [5]	(167.7)
Enterprise Value ($mm)	1,206.1

Notes:

1	Based on closing per share Gold price of $15.34 as of 1/25/05
2	As of October 29, 2004, per Gold Management
3	As of October 2004, per Gold Management, calculated using the treasury stock method
4	Assumes $19.25 offer price for all shares of Gold common stock
5	Book value as of 9/30/04
6	Assumes a 50% discount to book value as of 9/30/04

2

SECTION ☐ 2
Historical and Projected Financials

Summary Financials—Consolidated
Adjusted Management Plan—Case A [1]

	For the Fiscal Years Ending December 31,											99-04 CAGR	05-13 CAGR
($mm, except as noted)	1999A	2000A	2001A	2002A	2003A	2004A [2]	2005E	2006E	2007E	2008E	2013E
Revenues	316.6	316.2	326.0	350.1	383.2	410.4	431.2	477.2	573.3	596.0	1,174.1	5.3%	13.3%
Revenue Growth	—	(0.1%)	3.1%	7.4%	9.5%	7.1%	5.1%	10.7%	20.1%	4.0%	22.9%
EBIT [3]	39.2	31.7	24.7	23.3	32.2	37.3	15.5	37.9	93.7	89.9	231.0	(0.9%)	40.2%
Margin	12.4%	10.0%	7.6%	6.6%	8.4%	9.1%	3.6%	8.0%	16.3%	15.1%	19.7%
D&A	35.6	36.6	39.4	36.9	36.5	37.5	39.4	40.0	41.9	48.3	60.2
EBITDA [3]	74.7	68.3	64.2	60.2	68.6	74.9	54.9	77.9	135.6	138.2	291.2	0.0%	23.2%
Margin	23.6%	21.6%	19.7%	17.2%	17.9%	18.2%	12.7%	16.3%	23.6%	23.2%	24.8%
Investment expense (income)	—	(16.6)	—	1.5	1.0	—	—	—	—
Interest expense	10.5	10.5	10.4	8.6	6.7	4.8	5.6	3.7	3.3
Interest (income)	(0.8)	(7.8)	(10.1)	(5.2)	(4.0)	(3.6)	(3.9)	(4.7)	(7.2)
Pre-tax Income	21.9	45.5	24.3	2.4	28.4	32.4	(23.2)	39.0	47.7
Provision for income taxes	5.3	14.1	6.6	(3.4)	5.7	5.8	(4.6)	7.8	9.5
Net income/(loss) [4]	21.4	31.4	17.8	15.9	22.7	28.9	4.7	31.2	78.1			6.3%
Preferred dividend [5]	7.3	7.3	7.3	7.3	7.3	7.3	(19.5)	3.6	3.6
Net income to common[4]	14.1	24.1	10.5	8.6	15.5	21.6	24.3	27.5	74.5
Diluted Shares Outstanding	50.0	56.9	61.1	59.6	60.7	61.2	61.4	63.2	65.5
EPS [4]	$0.28	$0.42	$0.17	$0.14	$0.25	$0.35	$0.40	$0.44	$1.14			4.7%
Growth	—	50.8%	(59.5%)	(15.8%)	76.0%	38.9%	11.8%	10.3%	160.9%

Source: Gold Management, as adjusted by the Special Committee

Notes:

1 At the direction of the Special Committee, reflects an adjustment of a 1% decline from the management plan in annual non-healthcare revenue growth rates and a 2% decline from the management plan in annual non-healthcare EBITDA margin from 2005E onward

2 2004A figures reflect unaudited results, per Gold Management

3 Adjusted for add-backs of a $7.5mm charge in 1999A, $16.0mm charge in 2001A, $3.7mm non-recurring charge in SG&A in 2004E, $37.0mm charge in 2005E and $50.0mm charge in 2007E

4 1999A, 2001A, 2004E and 2005E charges are tax-effected at 37%; 2007E charge is $40.0mm after-tax

5 Assumes repurchase of Emerald's series A perpetual preferred stock at a 25% discount to book value

4

5010903N.doc

Summary Financials—Consolidated
Adjusted Management Plan—Case B [1]

	For the Fiscal Years Ending December 31,											99-04 CAGR	05-13 CAGR
($mm, except as noted)	1999A	2000A	2001A	2002A	2003A	2004A [2]	2005E	2006E	2007E	2008E	2013E
Revenues	316.6	316.2	326.0	350.1	383.2	410.4	427.2	468.5	558.8	575.1	1,103.1	5.3%	12.6%
Revenue Growth	—	(0.1%)	3.1%	7.4%	9.5%	7.1%	4.1%	9.7%	19.3%	2.9%	23.0%
EBIT [3]	39.2	31.7	24.7	23.3	32.2	37.3	10.4	31.3	84.6	78.2	199.1	(0.9%)	44.6%
Margin	12.4%	10.0%	7.6%	6.6%	8.4%	9.1%	2.4%	6.7%	15.1%	13.6%	18.1%
D&A	35.6	36.6	39.4	36.9	36.5	37.5	39.4	40.0	41.9	48.3	60.2
EBITDA [3]	74.7	68.3	64.2	60.2	68.6	74.9	49.9	71.3	126.5	126.5	259.3	0.0%	22.9%
Margin	23.6%	21.6%	19.7%	17.2%	17.9%	18.2%	11.7%	15.2%	22.6%	22.0%	23.5%
Investment expense (income)	—	(16.6)	—	1.5	1.0	—	—	—	—
Interest expense	10.5	10.5	10.4	8.6	6.7	4.8	5.6	3.7	3.3
Interest (income)	(0.8)	(7.8)	(10.1)	(5.2)	(4.0)	(3.6)	(3.9)	(4.7)	(7.2)
Pre-tax Income	21.9	45.5	24.3	2.4	28.4	32.4	(28.3)	32.3	38.6
Provision for income taxes	5.3	14.1	6.6	(3.4)	5.7	5.8	(5.7)	6.5	7.7
Net income/(loss) [4]	21.4	31.4	17.8	15.9	22.7	28.9	0.7	25.8	70.9			6.3%
Preferred dividend[5]	7.3	7.3	7.3	7.3	7.3	7.3	(19.5)	3.6	3.6
Net income to common[4]	14.1	24.1	10.5	8.6	15.5	21.6	20.2	22.2	67.2
Diluted Shares Outstanding	50.0	56.9	61.1	59.6	60.7	61.2	61.4	63.2	65.5
EPS [4]	$0.28	$0.42	$0.17	$0.14	$0.25	$0.35	$0.33	$0.35	$1.03			4.7%
Growth	—	50.8%	(59.5%)	(15.8%)	76.0%	38.9%	(6.9%)	6.7%	192.2%

Source: Gold Management, as adjusted by the Special Committee

Notes:

1 At the direction of the Special Committee, reflects an adjustment of a 2% decline from the management plan in annual non-healthcare revenue growth rates and a 3% decline from the management plan in annual non-healthcare EBITDA margin from 2005E onward

2 2004A figures reflect unaudited results, per Gold Management

3 Adjusted for add-backs of a $7.5mm charge in 1999A, $16.0mm charge in 2001A, $3.7mm non-recurring charge in SG&A in 2004E, $37.0mm charge in 2005E and $50.0mm charge in 2007E

4 1999A, 2001A, 2004E and 2005E charges are tax-effected at 37%; 2007E charge is $40.0mm after-tax

5 Assumes repurchase of Emerald's series A perpetual preferred stock at a 25% discount to book value

5

Gold Balance Sheet

($mm)	9/30/04
Assets
Current Assets:
Cash and Cash Equivalents	$167.7
Trade Accounts Receivable, Net	63.2
Inventories	76.2
Other Current Assets	26.2
Total Current Assets	333.3
Property, Plant and Equipment, Net	227.5
Goodwill	29.4
Intangible Assets, Net	43.2
Other Assets	71.8
Total Assets	$705.2
Liabilities and Shareholders Equity
Current Liabilities:
Notes Payable	$5.9
Current Maturities of Long-Term Debt	28.2
Accounts Payable and Accrued Expenses	35.3
Other Current Liabilities	23.9
Total Current Liabilities	93.4
Long-Term Debt	28.5
Other Long-Term Liabilities	39.1
Total Liabilities	$160.9
Redeemable Preferred Shares	182.5
Stockholders’ Equity	361.8
Total Liabilities and Stockholders’ Equity	$705.2

Source: Gold 9/30/04 10–Q

6

SECTION ☐ 3
Financial Analysis

Stock Price Performance—Gold

Last Twelve Months

10.00

12.00

14.00

16.00

18.00

20.00

1/23/2004

4/5/2004

6/18/2004

8/30/2004

11/12/2004

1/25/2005

0

50

100

150

200

250

Volume

Gold Price

High:

$16.77

Low:

$12.62

Average Daily Volume:

52,065

$19.25 Offer

Price

Source: FactSet

Last Three Years

6.00

8.00

10.00

12.00

14.00

16.00

18.00

20.00

1/23/2002

8/30/2002

4/7/2003

11/12/2003

6/19/2004

1/25/2005

0

50

100

150

200

250

300

350

Volume

Gold Price

High:

$17.46

Low:

$7.02

Average Daily Volume:

49,520

$19.25 Offer

Price

Source: FactSet

8

Comparable Company

	Price (1/21/05)	Price/ 52 Week High (%)	Fully Dil. Market Value ($mm) [1]	Enterprise Value ($mm) [1]
($mm, except per share data)					Enterprise Value/Revenue		Enterprise Value/EBITDA		Price/Earnings
Company Name					2004E (x)	2005E (x)	2004E (x)	2005E (x)	2004E (x)	2005E (x)
Industrial Biotech/Enzyme Manufacturing
Diversa Corp	$7.51	61.1	338	260	4.5	3.5	nm	nm	nm	nm
DSM NV	EUR46.87	96.9	5,858	6,524	0.7	0.6	5.0	4.5	13.4	11.2
Maxygen Inc.	$10.17	79.5	373	172	9.5	10.9	nm	nm	nm	nm
Novozymes	DKK273.00	93.2	3,387	3,532	3.4	3.2	12.7	12.1	24.3	22.6
			Mean		4.5	4.6	8.8	8.3	18.8	16.9
			Median		3.9	3.3	8.8	8.3	18.8	16.9
Specialty Chemicals
Ciba Specialty Chemicals	CHF83.75	84.2	4,619	6,449	1.1	1.0	7.4	6.9	15.0	13.5
Johnson Matthey	GBP9.91	95.6	4,108	4,799	0.5	0.5	9.4	8.8	17.0	15.4
Lonza AG	CHF68.10	97.3	2,699	3,595	2.0	1.8	11.1	9.3	21.9	15.9
			Mean		1.2	1.1	9.3	8.3	18.0	14.9
			Median		1.1	1.0	9.4	8.8	17.0	15.4

			Total Mean
			Total Median
			High
			Low
Gold–at Market [2]
Street	$15.34	91.5	951	937	2.3	2.3	12.1	10.9	43.8	34.1
Adj. Mgmt. Plan Case A [3]	$15.34	91.5	951	937	2.3	2.2	12.6	17.1	43.4	38.8
Adj. Mgmt. Plan Case B [4]	$15.34	91.5	951	937	2.3	2.2	12.6	18.8	43.4	46.6

Gold–at Offer [2]
Street	$19.25	114.8	1,220	1,206	2.9	2.9	15.5	14.0	55.0	42.8
Adj. Mgmt. Plan Case A [3]	$19.25	114.8	1,220	1,206	2.9	2.8	16.2	22.0	54.4	48.7
Adj. Mgmt. Plan Case B [4]	$19.25	114.8	1,220	1,206	2.9	2.8	16.2	24.2	54.4	58.4

Source: Adjusted Management Plan cases per Gold Management, as adjusted by the Special Committee. Otherwise, IBES consensus estimates

Notes:

1	Converted into US$ at prevailing exchange rates as of 1/25/05
2	Net debt as of 9/30/04; Gold preferred stock valuation assumes a 50% discount to book value as of 9/30/04. Gold 2004E multiples based on 2004A unaudited results, per Gold Management
3

At the direction of the Special Committee, reflects an adjustment of a 1% decline from the management plan in non-healthcare annual revenue growth rates and a 2% decline from the management plan in annual non-healthcare EBITDA margin from 2005E onward

4

At the direction of the Special Committee, reflects an adjustment of a 2% decline from the management plan in non-healthcare annual revenue growth rates and a 3% decline from the management plan in annual non-healthcare EBITDA margin from 2005E onward

9

Precedent Transactions

Announcement Date	Target	Acquiror	Equity Value ($mm)	Enterprise Value ($mm)	EV / LTM Revenue (x)	EV / LTM EBITDA (x)	Equity Value / LTM NI (x)	EBITDA Margin (%)
04/15/04	Noveon International, Inc.	Lubrizol Corp.	966	1,880	1.7	9.3	nm	17.8
03/04/04	Avecia Group plc–Biocides Business	Arch Chemicals	219	400	2.9	11.3	37.7	25.7
01/26/04	CP Kelco ApS	JM Huber Corp	95	775	1.8	9.1	nm	20.1
11/08/02	International Specialty Products	Samuel J. Heyman	675	1,074	1.3	6.0	10.7	21.4
09/03/02	Roche AG–Vitamins and Fine Chemicals Unit	DSM NV	1,939	2,000	1.0	6.9	24.4	13.8
07/17/02	Haarmann & Reimer GmbH	EQT Northern Europe Private Equity Funds	1,672	1,672	2.1	nm	na	na
01/10/02	SKW Gelatin & Specialties	Sobel NV	237	237	1.0	na	na	na
12/21/01	Ausimont	Solvay SA	430	1,061	2.0	7.4	na	27.4
12/19/01	Stahl International BV	Investcorp	341	341	1.1	6.5	11.7	17.0
09/12/01	Cognis	Goldman Sachs/Schroder Ventures	1,264	2,264	0.9	7.8	14.7	12.0
03/29/01	Ascot plc	The Dow Chemical Company	442	732	1.4	8.3	25.6	17.2
03/08/01	Rohm and Haas Company–Agricultural Division	Dow AgroSciences LLC	1,000	1,000	1.9	7.0	17.2	27.4
11/29/00	BF Goodrich–Noveon	AEA Investors LLC	1,372	1,372	1.2	6.8	15.5	17.0
09/25/00	Laporte plc–Rockwood Specialties	Kohlberg Kravis Roberts & Co., L.P.	1,175	1,177	1.5	6.7	12.9	21.8
02/22/00	Monsanto Co–Kelco biogums business	Lehman Brothers Merchant Banking	592	592	2.3	8.3	31.7	28.1
01/24/00	BTP plc	Clariant AG	1,738	1,964	3.4	17.3	17.7	19.4
12/14/99	Ciba Specialty–Performance Polymers Division	Morgan Grenfell Private Equity Ltd	905	1,005	0.9	7.8	25.7	11.2
08/02/99	Angus Chemical Company	Dow Chemical Company	387	387	na	na	na	na
03/01/99	Cultor Oy (Finland)	Danisco AS	1,393	1,771	1.1	10.7	16.3	10.3

01/27/05	Gold	Diamond	1,220	1,206 [1]	2.9	16.2	56.5	18.2

Source:	Public filings and Wall Street research

Note:

1	Net debt as of 9/30/04; Gold preferred stock valuation assumes a 50% discount to book value as of 9/30/04; Gold LTM multiples based on 2004A unaudited results, per Gold Management

10

Discounted Cash Flow — Gold Consolidated
As of 12/31/04

Adjusted Mgmt. Plan A [1] – Equity Value per Share ($) [2]						Adjusted Mgmt. Plan A [1] – Implied Perpetuity Growth Rate (%)

		Discount Rate (%)						Discount Rate (%)
		11.0	12.0	13.0	14.0			11.0	12.0	13.0	14.0
Terminal EBITDA Multiple (x)	8.0	18.67	17.49	16.40	15.38	Terminal EBITDA Multiple (x)	8.0	4.6	5.5	6.5	7.4
	9.0	20.28	18.98	17.79	16.69		9.0	5.3	6.2	7.1	8.1
	10.0	21.90	20.47	19.16	17.96		10.0	5.8	6.8	7.7	8.7
	11.0	23.51	21.96	20.54	19.23		11.0	6.3	7.2	8.2	9.1
	12.0	25.12	23.45	21.91	20.50		12.0	6.6	7.6	8.6	9.5

Adjusted Mgmt. Plan B [3] – Equity Value per Share ($) [2]						Adjusted Mgmt. Plan B [3] – Implied Perpetuity Growth Rate (%)

		Discount Rate (%)						Discount Rate (%)
		11.0	12.0	13.0	14.0			11.0	12.0	13.0	14.0
Terminal EBITDA Multiple (x)	8.0	16.32	15.26	14.29	13.38	Terminal EBITDA Multiple (x)	8.0	5.0	6.0	6.9	7.9
	9.0	17.77	16.63	15.56	14.57		9.0	5.7	6.6	7.6	8.5
	10.0	19.21	17.96	16.81	15.73		10.0	6.2	7.1	8.1	9.1
	11.0	20.64	19.29	18.04	16.89		11.0	6.6	7.6	8.5	9.5
	12.0	22.08	20.61	19.26	18.03		12.0	7.0	7.9	8.9	9.8

Source: Gold Management, as adjusted by the Special Committee

Notes:

1

At the direction of the Special Committee, reflects an adjustment of a 1% decline from the management plan in non-healthcare annual revenue growth rates and a 2% decline from management plan in annual non-healthcare EBITDA margin from 2005E onward

2	Gold preferred stock valuation assumes a 50% discount to projected book value as of 12/31/04
3

At the direction of the Special Committee, reflects an adjustment of a 2% decline from the management plan in non-healthcare annual revenue growth rates and a 3% decline in annual non-healthcare EBITDA margin from 2005E onward

11

APPENDIX A
Supplemental Data

Summary Financials—Consolidated
Adjusted Management Plan— Case A [1]

	For the Fiscal Years Ending December 31,															99-04 CAGR	05-13 CAGR
($mm, except as noted)	1999A	2000A	2001A	2002A	2003A	2004A2	2005E	2006E	2007E	2008E	2009E	2010E	2011E	2012E	2013E
Revenues	316.6	316.2	326.0	350.1	383.2	410.4	431.2	477.2	573.3	596.0	653.2	714.2	812.0	954.9	1,174.1	5.3%	13.3%
Revenue Growth	—	(0.1%)	3.1%	7.4%	9.5%	7.1%	5.1%	10.7%	20.1%	4.0%	9.6%	9.3%	13.7%	17.6%	22.9%
EBIT [3]	39.2	31.7	24.7	23.3	32.2	37.3	15.5	37.9	93.7	89.9	104.3	120.9	73.6	137.9	231.0	(0.9%)	40.2%
Margin	12.4%	10.0%	7.6%	6.6%	8.4%	9.1%	3.6%	8.0%	16.3%	15.1%	16.0%	16.9%	9.1%	14.4%	19.7%
D&A	35.6	36.6	39.4	36.9	36.5	37.5	39.4	40.0	41.9	48.3	48.4	50.4	54.3	57.4	60.2
EBITDA [3]	74.7	68.3	64.2	60.2	68.6	74.9	54.9	77.9	135.6	138.2	152.7	171.2	127.9	195.3	291.2	0.0%	23.2%
Margin	23.6%	21.6%	19.7%	17.2%	17.9%	18.2%	12.7%	16.3%	23.6%	23.2%	23.4%	24.0%	15.8%	20.5%	24.8%
Investment expense (income)	—	(16.6)	—	1.5	1.0	—	—	—	—
Interest expense	10.5	10.5	10.4	8.6	6.7	4.8	5.6	3.7	3.3
Interest (income)	(0.8)	(7.8)	(10.1)	(5.2)	(4.0)	(3.6)	(3.9)	(4.7)	(7.2)
Pre-tax Income	21.9	45.5	24.3	2.4	28.4	32.4	(23.2)	39.0	47.7
Provision for income taxes	5.3	14.1	6.6	(3.4)	5.7	5.8	(4.6)	7.8	9.5
Net income/(loss)[4]	21.4	31.4	17.8	15.9	22.7	28.9	4.7	31.2	78.1							6.3%
Preferred dividend[5]	7.3	7.3	7.3	7.3	7.3	7.3	(19.5)	3.6	3.6
Net income to common [4]	14.1	24.1	10.5	8.6	15.5	21.6	24.3	27.5	74.5
Diluted Shares Outstanding	50.0	56.9	61.1	59.6	60.7	61.2	61.4	63.2	65.5
EPS[4]	$0.28	$0.42	$0.17	$0.14	$0.25	$0.35	$0.40	$0.44	$1.14							4.7%
Growth	—	50.8%	(59.5%)	(15.8%)	76.0%	38.9%	11.8%	10.3%	160.9%

Source: Gold Management, as adjusted by the Special Committee

Notes:

1

At the direction of the Special Committee, reflects an adjustment of a 1% decline from the management plan in annual non-healthcare revenue growth rates and a 2% decline from the management plan in annual non-healthcare EBITDA margin from 2005E onward

2	2004A figures reflect unaudited results, per Gold Management
3	Adjusted for add-backs of a $7.5mm charge in 1999A, $16.0mm charge in 2001A, $3.7mm non-recurring charge in SG&A in 2004E, $37.0mm charge in 2005E and $50.0mm charge in 2007E
4	1999A, 2001A, 2004E and 2005E charges are tax-effected at 37%; 2007E charge is $40.0mm after-tax
5	Assumes repurchase of Emerald’s series A perpetual preferred stock at a 25% discount to book value

13

Summary Financials—Gold Excluding Healthcare
Adjusted Management Plan—Case A [1]

	For the Fiscal Years Ending December 31,															99-04 CAGR	05-13 CAGR
($mm)	1999A	2000A	2001A	2002A	2003A	2004A2	2005E	2006E	2007E	2008E	2009E	2010E	2011E	2012E	2013E
Revenues	316.6	316.2	326.0	350.0	382.7	400.0	431.0	475.0	534.8	582.6	634.7	691.5	753.4	820.8	894.3	4.8%	9.6%
Revenue Growth	—	(0.1%)	3.1%	7.4%	9.4%	4.5%	7.7%	10.2%	12.6%	8.9%	8.9%	8.9%	8.9%	8.9%	8.9%
EBIT [3]	39.2	31.7	24.7	64.2	65.8	60.8	45.7	71.0	102.6	123.6	146.0	166.2	188.5	213.2	240.3	9.2%	23.1%
Margin	12.4%	10.0%	7.6%	18.3%	17.2%	15.2%	10.6%	15.0%	19.2%	21.2%	23.0%	24.0%	25.0%	26.0%	26.9%
D&A	35.6	36.6	39.4	31.1	34.5	37.1	38.6	38.7	40.1	47.0	46.7	49.0	52.0	54.7	57.4
EBITDA [3]	74.7	68.3	64.2	95.3	100.3	97.9	84.3	109.8	142.7	170.6	192.7	215.2	240.5	267.9	297.7	5.6%	17.1%
Margin	23.6%	21.6%	19.7%	27.2%	26.2%	24.5%	19.6%	23.1%	26.7%	29.3%	30.4%	31.1%	31.9%	32.6%	33.3%

Source: Gold Management, as adjusted by the Special Committee

Notes:

1

At the direction of the Special Committee, reflects an adjustment of a 1% decline from the management plan in annual non-healthcare revenue growth rates and a 2% decline from the management plan in annual non-healthcare EBITDA margin from 2005E onward

2	2004A figures estimated based on unaudited consolidated results, per Gold Management
3	Adjusted for add-backs of a $7.5mm charge in 1999A, $16.0mm charge in 2001A, $3.7mm non-recurring charge in SG&A in 2004E, $37.0mm charge in 2005E and $50.0mm charge in 2007E

14

Summary Financials—Healthcare
Adjusted Management Plan— Case A [1]

	For the Fiscal Years Ending December 31,
($mm)	2002A	2003A	2004A1	2005E	2006E	2007E	2008E	2009E	2010E	2011E	2012E	2013E
Revenues	0.1	0.4	10.4	0.2	2.2	38.5	13.4	18.5	22.7	58.6	134.1	279.8
Revenue Growth	—	466.7%	2341.2%	(97.8%)	857.3%	1686.1%	(65.3%)	38.3%	23.0%	157.6%	129.0%	108.6%
EBIT	(40.9)	(33.6)	(23.5)	(30.2)	(33.1)	(9.0)	(33.6)	(41.7)	(45.3)	(114.9)	(75.2)	(9.4)
Margin	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm
D&A	—	1.2	0.4	0.8	1.3	1.8	1.3	1.7	1.4	2.3	2.7	2.8
EBITDA [3]	(40.9)	(32.4)	(23.0)	(29.4)	(31.8)	(7.1)	(32.4)	(39.9)	(44.0)	(112.6)	(72.5)	(6.6)
Margin	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm

Source: Gold management

Note:

1	2004A figures estimated based on unaudited consolidated results, per Gold Management

15

Summary Financials—Consolidated
Adjusted Management Plan—Case B [1]

	For the Fiscal Years Ending December 31,
($mm, except as noted)	1999A	2000A	2001A	2002A	2003A	2004A2	2005E	2006E	2007E	2008E	2009E	2010E	2011E	2012E	2013E	99-04 CAGR	05-13 CAGR
Revenues	316.6	316.2	326.0	350.1	383.2	410.4	427.2	468.5	558.8	575.1	624.8	677.2	765.1	896.8	1,103.1	5.3%	12.6%
Revenue Growth	—	(0.1%)	3.1%	7.4%	9.5%	7.1%	4.1%	9.7%	19.3%	2.9%	8.6%	8.4%	13.0%	17.2%	23.0%
EBIT [3]	39.2	31.7	24.7	23.3	32.2	37.3	10.4	31.3	84.6	78.2	89.6	102.8	51.6	111.3	199.1	(0.9%)	44.6%
Margin	12.4%	10.0%	7.6%	6.6%	8.4%	9.1%	2.4%	6.7%	15.1%	13.6%	14.3%	15.2%	6.7%	12.4%	18.1%
D&A	35.6	36.6	39.4	36.9	36.5	37.5	39.4	40.0	41.9	48.3	48.4	50.4	54.3	57.4	60.2
EBITDA [3]	74.7	68.3	64.2	60.2	68.6	74.9	49.9	71.3	126.5	126.5	138.1	153.2	105.9	168.7	259.3	0.0%	22.9%
Margin	23.6%	21.6%	19.7%	17.2%	17.9%	18.2%	11.7%	15.2%	22.6%	22.0%	22.1%	22.6%	13.8%	18.8%	23.5%
Investment expense(income)	—	(16.6)	—	1.5	1.0	—	—	—	—
Interest expense	10.5	10.5	10.4	8.6	6.7	4.8	5.6	3.7	3.3
Interest (income)	(0.8)	(7.8)	(10.1)	(5.2)	(4.0)	(3.6)	(3.9)	(4.7)	(7.2)
Pre-tax Income	21.9	45.5	24.3	2.4	28.4	32.4	(28.3)	32.3	38.6
Provision for income taxes	5.3	14.1	6.6	(3.4)	5.7	5.8	(5.7)	6.5	7.7
Net income/(loss) [4]	21.4	31.4	17.8	15.9	22.7	28.9	0.7	25.8	70.9							6.3%
Preferred dividend[5]	7.3	7.3	7.3	7.3	7.3	7.3	(19.5)	3.6	3.6
Net income to common[4]	14.1	24.1	10.5	8.6	15.5	21.6	20.2	22.2	67.2
Diluted Shares Outstanding	50.0	56.9	61.1	59.6	60.7	61.2	61.4	63.2	65.5
EPS [4]	$0.28	$0.42	$0.17	$0.14	$0.25	$0.35	$0.33	$0.35	$1.03							4.7%
Growth	—	50.8%	(59.5%)	(15.8%)	76.0%	38.9%	(6.9%)	6.7%	192.2%

Source: Gold Management, as adjusted by the Special Committee

Notes:

1

At the direction of the Special Committee, reflects an adjustment of a 2% decline from the management plan in annual non-healthcare revenue growth rates and a 3% decline from the management plan in annual non-healthcare EBITDA margin from 2005E onward

2	2004A figures reflect unaudited results, per Gold Management
3	Adjusted for add-backs of a $7.5mm charge in 1999A, $16.0mm charge in 2001A, $3.7mm non-recurring charge in SG&A in 2004E, $37.0mm charge in 2005E and $50.0mm charge in 2007E
4	1999A, 2001A, 2004E and 2005E charges are tax-effected at 37%; 2007E charge is $40.0mm after-tax
5	Assumes repurchase of Emerald’s series A perpetual preferred stock at a 25% discount to book value

16

Summary Financials—Gold Excluding Healthcare
Adjusted Management Plan—Case B [1]

	For the Fiscal Years Ending December 31,
($mm)	1999A	2000A	2001A	2002A	2003A	2004A [2]	2005E	2006E	2007E	2008E	2009E	2010E	2011E	2012E	2013E	99-04 CAGR	05-13 CAGR
Revenues	316.6	316.2	326.0	350.0	382.7	400.0	427.1	466.4	520.5	561.8	606.5	654.7	706.7	762.9	823.5	4.8%	8.6%
Revenue Growth	—	(0.1%)	3.1%	7.4%	9.4%	4.5%	6.7%	9.2%	11.6%	7.9%	7.9%	7.9%	7.9%	7.9%	7.9%
EBIT [3]	39.2	31.7	24.7	64.2	65.8	60.8	40.6	64.4	93.6	111.8	131.3	148.2	166.5	186.6	208.5	9.2%	22.7%
Margin	12.4%	10.0%	7.6%	18.3%	17.2%	15.2%	9.5%	13.8%	18.0%	19.9%	21.6%	22.6%	23.6%	24.5%	25.3%
D&A	35.6	36.6	39.4	31.1	34.5	37.1	38.6	38.7	40.1	47.0	46.7	49.0	52.0	54.7	57.4
EBITDA [3]	74.7	68.3	64.2	95.3	100.3	97.9	79.3	103.1	133.7	158.8	178.0	197.2	218.5	241.3	265.9	5.6%	16.3%
Margin	23.6%	21.6%	19.7%	27.2%	26.2%	24.5%	18.6%	22.1%	25.7%	28.3%	29.4%	30.1%	30.9%	31.6%	32.3%

Source: Gold Management, as adjusted by the Special Committee

Notes:

1

At the direction of the Special Committee, reflects an adjustment of a 2% decline from the management plan in annual non-healthcare revenue growth rates and a 3% decline from the management plan in annual non-healthcare EBITDA margin from 2005E onward

2	2004A figures estimated based on unaudited consolidated results, per Gold Management
3	Adjusted for add-backs of a $7.5mm charge in 1999A, $16.0mm charge in 2001A, $3.7mm non-recurring charge in SG&A in 2004E, $37.0mm charge in 2005E and $50.0mm charge in 2007E

17

Summary Financials—Healthcare
Adjusted Management Plan— Case B1

	For the Fiscal Years Ending December 31,
($mm)	2002A	2003A	2004A [1]	2005E	2006E	2007E	2008E	2009E	2010E	2011E	2012E	2013E
Revenues	0.1	0.4	10.4	0.2	2.2	38.5	13.4	18.5	22.7	58.6	134.1	279.8
Revenue Growth	—	466.7%	2341.2%	(97.8%)	857.3%	1686.1%	(65.3%)	38.3%	23.0%	157.6%	129.0%	108.6%

EBIT	(40.9)	(33.6)	(23.5)	(30.2)	(33.1)	(9.0)	(33.6)	(41.7)	(45.3)	(114.9)	(75.2)	(9.4)
Margin	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm

D&A	—	1.2	0.4	0.8	1.3	1.8	1.3	1.7	1.4	2.3	2.7	2.8

EBITDA	(40.9)	(32.4)	(23.0)	(29.4)	(31.8)	(7.1)	(32.4)	(39.9)	(44.0)	(112.6)	(72.5)	(6.6)
Margin	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm

Source: Gold Management

Note:

1	2004A figures estimated based on unaudited consolidated results, per Gold Management

18

Summary Financials — Consolidated
Management Plan

						For the Fiscal Years Ending December 31,										99-04 CAGR	05-13 CAGR
($mm)	1999A	2000A	2001A	2002A	2003A	2004A [1]	2005E	2006E	2007E	2008E	2009E	2010E	2011E	2012E	2013E
Revenues	316.6	316.2	326.0	350.1	383.2	410.4	435.2	485.9	588.0	617.5	682.7	753.0	861.5	1,016.9	1,250.4	5.3%	14.1%
Revenue Growth	—	(0.1%)	3.1%	7.4%	9.5%	7.1%	6.0%	11.6%	21.0%	5.0%	10.6%	10.3%	14.4%	18.0%	23.0%

COGS	176.8	172.3	173.0	186.4	207.5	225.5	244.9	258.5	278.4	300.6	326.1	358.7	396.8	447.8	523.8
Margin	55.8%	54.5%	53.1%	53.2%	54.2%	54.9%	56.3%	53.2%	47.4%	48.7%	47.8%	47.6%	46.1%	44.0%	41.9%

Gross Profit	139.8	144.0	153.0	163.7	175.7	184.9	190.3	227.4	309.5	316.9	356.6	394.3	464.7	569.1	726.6
Margin	44.2%	45.5%	46.9%	46.8%	45.8%	45.1%	43.7%	46.8%	52.6%	51.3%	52.2%	52.4%	53.9%	56.0%	58.1%

Operating Expenses	108.2	112.3	128.3	156.4	143.5	151.3	202.3	177.8	250.9	208.5	230.0	246.7	359.2	393.2	450.7
EBIT [2,3]	39.2	31.7	24.7	23.3	32.2	37.3	25.0	49.6	108.6	108.4	126.6	147.6	105.6	175.9	275.9	(0.9%)	35.0%
Margin	12.4%	10.0%	7.6%	6.6%	8.4%	9.1%	5.7%	10.2%	18.5%	17.6%	18.6%	19.6%	12.3%	17.3%	22.1%

D&A	35.6	36.6	39.4	36.9	36.5	37.5	39.4	40.0	41.9	48.3	48.4	50.4	54.3	57.4	60.2
EBITDA [2,3]	74.7	68.3	64.2	60.2	68.6	74.9	64.4	89.6	150.5	156.7	175.1	198.0	159.9	233.3	336.1	0.0%	22.9%
Margin	23.6%	21.6%	19.7%	17.2%	17.9%	18.2%	14.8%	18.4%	25.6%	25.4%	25.6%	26.3%	18.6%	22.9%	26.9%

Investment expense (income)	—	(16.6)	—	1.5	1.0	—	—	—	—
Interest expense	10.5	10.5	10.4	8.6	6.7	4.8	5.6	3.7	3.3
Interest (income)	(0.8)	(7.8)	(10.1)	(52)	(4.0)	(3.6)	(3.9)	(4.7)	(7.2)

Pre-tax Income	21.9	45.5	24.3	24	28.4	32.4	(13.7)	50.7	62.6

Provision for income taxes	5.3	14.1	6.6	(3.4)	5.7	5.8	(5.7)	13.4	8.7

Net income/(loss) [2,3]	21.4	31.4	17.8	15.9	22.7	28.9	15.3	37.3	93.9							6.3%

Preferred dividend[4]	7.3	7.3	7.3	7.3	7.3	7.3	(19.5)	3.6	3.6

Net income to common[2,3]	14.1	24.1	10.5	8.6	15.5	21.7	34.8	33.7	90.2

Diluted Shares Outstanding	50.0	56.9	61.1	59.6	60.7	61.2	61.4	63.2	65.5

EPS [2,3]	$0.28	$0.42	$0.17	$0.14	$0.25	$0.35	$0.57	$0.53	$1.38							4.7%
Growth	—	50.8%	(59.5%)	(15.8%)	76.0%	38.9%	60.2%	(6.0%)	158.5%

Source: Gold Management

Notes:

1	2004A figures reflect unaudited results, per Gold Management
2	Adjusted for add-backs of a $7.5mm charge in 1999A, $16.0mm charge in 2001 A, $3.7mm non-recurring charge in SG&A in 2004E, $37.0mm charge in 2005E and $50.0mm charge in 2007E
3	1999A, 2001A, 2004E and 2005E charges are tax-effected at 37%; 2007E charge is $40.0mm after-tax
4	Assumes repurchase of Emerald's series A perpetual preferred stock at a 25% discount to book value

19

Summary Financials—Gold Excluding Healthcare
Management Plan

						For the Fiscal Years Ending December 31,										99-04 CAGR	05-13 CAGR
($mm)	1999A	2000A	2001A	2002A	2003A	2004A1	2005E	2006E	2007E	2008E	2009E	2010E	2011E	2012E	2013E
Revenues	316.6	316.2	326.0	350.0	382.7	400.0	435.0	483.8	549.5	604.1	664.2	730.3	802.9	882.8	970.6	4.8%	10.6%
Revenue Growth	—	(0.1% )	3.1%	7.4%	9.4%	4.5%	8.7%	11.2%	13.6%	9.9%	9.9%	9.9%	9.9%	9.9%	9.9%

COGS	176.8	172.3	173.0	186.4	207.5	225.5	244.9	258.5	278.4	300.6	326.1	358.7	394.6	434.0	477.4
Margin	55.8%	54.5%	53.1%	53.3%	54.2%	56.4%	56.3%	53.4%	50.7%	49.8%	49.1%	49.1%	49.1%	49.2%	49.2%

Gross Profit	139.8	144.0	153.0	163.6	175.3	174.5	190.1	225.3	271.0	303.5	338.1	371.6	408.3	448.8	493.2
Margin	44.2%	45.5%	46.9%	46.7%	45.8%	43.6%	43.7%	46.6%	49.3%	50.2%	50.9%	50.9%	50.9%	50.8%	50.8%

Operating Expenses	108.2	112.3	128.3	115.5	109.4	117.4	171.9	142.5	203.5	161.5	169.8	178.6	187.8	197.6	207.9

EBIT [2]	39.2	31.7	24.7	64.2	65.8	60.8	55.1	82.7	117.6	142.0	168.3	193.0	220.5	251.2	285.3	9.2%	22.8%
Margin	12.4%	10.0%	7.6%	18.3%	17.2%	15.2%	12.7%	17.1%	21.4%	23.5%	25.3%	26.4%	27.5%	28.5%	29.4%

D&A	35.6	36.6	39.4	31.1	34.5	37.1	38.6	38.7	40.1	47.0	46.7	49.0	52.0	54.7	57.4

EBITDA [2]	74.7	68.3	64.2	95.3	100.3	97.9	93.8	121.5	157.6	189.0	215.0	242.0	272.5	305.9	342.7	5.6%	17.6%
Margin	23.6%	21.6%	19.7%	27.2%	26.2%	24.5%	21.6%	25.1%	28.7%	31.3%	32.4%	33.1%	33.9%	34.6%	35.3%

Source: Gold Management

Notes:

1	2004A figures estimated based on unaudited consolidated results, per Gold Management
2	Adjusted for add-backs of a $7.5mm charge in 1999A, $16.0mm charge in 2001A, $3.7mm non-recurring charge in SG&A in 2004E, $37.0mm charge in 2005E and $50.0mm charge in 2007E

20

Summary Financials—Healthcare
Management Plan

	For the Fiscal Years Ending December 31,
($mm)	2002A	2003A	2004A1	2005E	2006E	2007E	2008E	2009E	2010E	2011E	2012E	2013E

Revenues	0.1	0.4	10.4	0.2	2.2	38.5	13.4	18.5	22.7	58.6	134.1	279.8
Revenue Growth	—	466.7%	2341.2%	(97.8%)	857.3%	1686.1%	(65.3%)	38.3%	23.0%	157.6%	129.0%	108.6%

EBIT	(40.9)	(33.6)	(23.5)	(30.2)	(33.1)	(9.0)	(33.6)	(41.7)	(45.3)	(114.9)	(75.2)	(9.4)
Margin	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm

D&A	—	1.2	0.4	0.8	1.3	1.8	1.3	1.7	1.4	2.3	2.7	2.8

EBITDA	(40.9)	(32.4)	(23.0)	(29.4)	(31.8)	(7.1)	(32.4)	(39.9)	(44.0)	(112.6)	(72.5)	(6.6)
Margin	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm

Source: Gold Management

Note:

1	2004A figures estimated based on unaudited consolidated results, per Gold Management

21

Comparable Company
For Illustrative Purposes

($mm, except per share data)	Price (1/25/05)	Price/ 52 Week High (%)	Fully Dil. Market Value ($mm) [1]	Enterprise Value ($mm) [1]	Enterprise Value/Revenue		Enterprise Value/EBITDA		Price/Earnings
Company Name					2004E (x)	2005E (x)	2004E (x)	2005E (x)	2004E (x)	2005E (x)
Industrial Biotech/Enzyme Manufacturing
Diversa Corp	$7.51	61.1	338	260	4.5	3.5	nm	nm	nm	nm
DSM NV	EUR46.87	96.9	5,858	6,524	0.7	0.6	5.0	4.5	13.4	11.2
Maxygen Inc.	$10.17	79.5	373	172	9.5	10.9	nm	nm	nm	nm
Novozymes	DKK273.00	93.2	3,387	3,532	3.4	3.2	12.7	12.1	24.3	22.6
			Mean		4.5	4.6	8.8	8.3	18.8	16.9
			Median		3.9	3.3	8.8	8.3	18.8	16.9
Specialty Chemicals
Ciba Specialty Chemicals	CHF83.75	84.2	4,619	6,449	1.1	1.0	7.4	6.9	15.0	13.5
Johnson Matthey	GBP9.91	95.6	4,108	4,799	0.5	0.5	9.4	8.8	17.0	15.4
Lonza AG	CHF68.10	97.3	2,699	3,595	2.0	1.8	11.1	9.3	21.9	15.9

			Mean		1.2	1.1	9.3	8.3	18.0	14.9
			Median		1.1	1.0	9.4	8.8	17.0	15.4
			Total Mean
			Total Median
			High
			Low
Gold–at Market [2]
Street	$15.34	91.5	951	937	2.3	2.3	12.1	10.9	43.8	34.1
Adj. Mgmt. Plan Case A [3]	$15.34	91.5	951	937	2.3	2.2	12.6	17.1	43.4	38.8
Adj. Mgmt. Plan Case B [4]	$15.34	91.5	951	937	2.3	2.2	12.6	18.8	43.4	46.6
Management Plan	$15.34	91.5	951	937	2.3	2.2	12.6	14.6	43.4	27.1

Gold–at Offer [2]
Street	$19.25	114.8	1,220	1,206	2.9	2.9	15.5	14.0	55.0	42.8
Adj. Mgmt. Plan Case A [3]	$19.25	114.8	1,220	1,206	2.9	2.8	16.2	22.0	54.4	48.7
Adj. Mgmt. Plan Case B [4]	$19.25	114.8	1,220	1,206	2.9	2.8	16.2	24.2	54.4	58.4
Management Plan	$19.25	114.8	1,220	1,206	2.9	2.8	16.2	18.7	54.4	34.0

Source: Adjusted Management Plan cases per Gold Management, as adjusted by the Special Committee. Otherwise, IBES consensus estimates

Notes:

1	Converted into US$ at prevailing exchange rates as of 1/25/05
2	Net debt as of 9/30/04; Gold preferred stock valuation assumes a 50% discount to book value as of 9/30/04. Gold 2004E multiples based on 2004A unaudited results, per Gold Management
3

At the direction of the Special Committee, reflects an adjustment of a 1% decline from the management plan in non-healthcare annual revenue growth rates and a 2% decline from the management plan in annual non-healthcare EBITDA margin from 2005E onward

4

At the direction of the Special Committee, reflects an adjustment of a 2% decline from the management plan in non-healthcare annual revenue growth rates and a 3% decline from the management plan in annual non-healthcare EBITDA margin from 2005E onward

22

Discounted Cash Flow—Gold Consolidated
As of 12/31/04

For Illustrative Purposes

Management Plan – Equity Value per Share ($) 1

		Discount Rate (%)
		11.0	12.0	13.0	14.0
Terminal EBITDA Multiple (x)	8.0	22.07	20.68	19.40	18.22
	9.0	23.93	22.39	20.98	19.69
	10.0	25.79	24.11	22.57	21.15
	11.0	27.65	25.82	24.15	22.61
	12.0	29.50	27.54	25.73	24.08

Management Plan – Implied Perpetuity Growth Rate (%)

		Discount Rate (%)
		11.0	12.0	13.0	14.0
Terminal EBITDA Multiple (x)	8.0	4.1	5.0	5.9	6.9
	9.0	4.8	5.7	6.7	7.6
	10.0	5.4	6.3	7.3	8.2
	11.0	5.9	6.8	7.8	8.7
	12.0	6.3	7.2	8.2	9.2

Source: Gold Management

Note:

1	Gold preferred stock valuation assumes a 50% discount to projected book value as of 12/31/04

23

Premiums Paid

		Offer Premium (%)
		1-Day Prior to Announcement	1-Week Prior to Announcement	1-Month Prior to Announcement
Biotechnology [1]
	Mean	39.9	49.9	65.3
	Median	25.1	26.4	29.7
	High	643.2	1,122.2	1,937.0
	Low
Chemicals [1]		(23.6)	(20.5)	(7.3)
	Mean	29.8	32.3	35.8
	Median	25.2	23.0	22.8
	High	96.4	114.6	118.8
	Low	2.7	1.7	4.1
Minority Buy–outs [2]
	Mean	17.7	22.4	22.0
	Median	17.1	21.3	19.7
	High	45.8	82.9	50.2
	Low	0.1
			(1.0)	(19.0)
Gold [3]		25.5	16.8	19.3

Source: Securities Data Corp. and Factset

Notes:

1	Announced transactions over $300mm since January 1, 2002, excluding share repurchases
2	Minority buy–out transactions since January 1, 2002, in which all of the remaining outstanding share capital is acquired
3	Premium based on Diamond offer of $19.25 per Gold share over closing per share Gold price of $15.34 as of 1/25/05

24

Preferred Stock Overview—Market Method

Preferred Stock Balances

($mm, except otherwise noted)	2004	2009	2014	2019
Beginning Accumulated Dividend Balance	80.0	116.4	152.8	189.2
Preferred Dividend	7.3	7.3	7.3	7.3
Ending Accumulated Dividend Balance	87.3	123.7	160.1	196.4
Principal Value	97.0	97.0	97.0	97.0
Ending Aggregate Value	184.3	220.7	257.1	293.4

Par Value	Median	Mean
Yields on BB+, BB and BB- Public Perpetual Preferred (%)	8.88	8.99
Private Premium (%)	1.00	1.00
Required Yield (%)	9.88	9.99
Implied Discount to Principal (%)	(21.7)	(22.6)
Implied Principal Value ($mm)	75.9	75.0

Accumulated Dividend Value

	Accumulated Dividend Balance	Discount Rate (%)
($mm, except otherwise noted)		11.0%	12.0%	13.0%	14.0%
5-Year Dividend Payout	123.7	73.4	70.2	67.1	64.2
10-Year Dividend Payout	160.1	56.4	51.5	47.1	43.2
15-Year Dividend Payout	196.4	41.1	35.9	31.4	27.5

Aggregate Value

($mm, except otherwise noted)	Low	High
Range of Principal Values	75.0	75.9
Range of Accumulated Dividend PVs	27.5	73.4
Range of Aggregate Values	102.6	149.3
Implied Total Discount (%)	(44.3)	(19.0)

25

Preferred Shares Issuances

Issuances Ranked BB+, BB, and BB- by Standard & Poors (1994 to Present)

Issue Date	Issuer	Type	Yield to Maturity (%)
BB+
09/09/04	Health Care REIT Inc.	Cum Perp Pfd St	7.625
06/28/04	Nationwide Health Properties	Series B Cum Cvt Pfd	7.750
04/12/04	Duquesne Light Co	Pfd Shares	6.500
04/12/04	Iitar Financial Inc	Cum Red Shares	7.875
09/24/03	iStar Financial Inc	Cum Red Shares	7.800
12/05/02	Hospitality Preferred Trust	Cum Pfd	8.875
01/18/02	PS Business Parks Inc	Cum Trust Pfd	8.752
05/07/01	PS Business Parks Inc	Dep Cum Prt Pfd	9.500
04/28/99	PS Business Parks Inc	Cum Perp Pfd St	9.250
06/24/98	Meridian Industrial Trust Inc	Cum Perp Pfd St	8.750
11/04/97	CenterPoint Properties Trust	Cum Perp Pfd St	8.780
08/05/97	Liberty Property Trust	Cum Perp Pfd St	8.800
07/14/95	Bank United Corp of Texas FSB	Perp Pfd Stk	9.600
08/01/94	Niagara Mohawk Power Corp	Cum Preferred	9.500

BB
06/20/03	First Rep Pref Cap Corp	Exch Pfd Shares	7.250
01/18/02	First Rep Pref Cap Corp	Series B Non Cum Pfd	8.875
08/22/00	Sovereign Bancorp Inc	Fxd Rate Perp Pfd	13.875
01/24/97	California Federal Pfd Capital	Exch Pfd Shares	9.125
07/20/94	First Madison Bank, FSB	Perp Pfd Stk	11.500

BB-
06/25/98	Mid-America Apt Communities	Cum Red Pfd Shares	9.375
06/23/98	Equity Inns Inc	Perp Exc Cap Pf	9.500
04/30/98	FelCor Suite Hotels Inc	Cum Perp Pfd St	9.000

		Total Mean	8.994
		Total Median	8.875
Source:	SDC Platinum

26

Preferred Stock Overview—Perpetuity Method

Perpetuity Value

PV =	Dividend
Discount Rate

Perpetuity Value Sensitivities

	Discount Rate
($mm, except otherwise noted)	11.0%	12.0%	13.0%	14.0%
Implied Principal Value	66.1	60.6	56.0	52.0
Implied Principal Discount (%)	(31.8)	(37.5)	(42.3)	(46.4)
Implied Total Value [1]	153.4	147.9	143.3	139.3
Implied Total Discount [1] (%)	(16.7)	(19.7)	(22.3)	(24.4)

Note:

1	Assumes accumulated and prospective dividends are paid out

27

Contact Information

UBS Securities LLC

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New York NY 10171

Tel. +212-821-3000

www.ubs.com

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UBS Securities LLC is a subsidiary of UBS AG